Earnings Per Share (Tables)	9 Months Ended
Sep. 30, 2013
Earnings Per Share
Schedule of amounts used in computing our basic and diluted earnings per share

The following table shows the amounts used in computing our basic and diluted earnings per share. As the three and nine months ended September 30, 2013 resulted in a net loss, there is no dilution to earnings per share (in thousands, except share and per share data):

	Three Months Ended September 30,	Nine Months Ended September 30,
	2013	2013
Numerator for earnings per share — basic and diluted:
Net loss	$(1,416)	$(1,998)
Less: (Income)/loss allocable to noncontrolling interests - Predecessor	(6)	576
Less: Loss allocable to noncontrolling interests	262	262
Numerator for earnings per share — basic and diluted	$(1,160)	$(1,160)
Denominator for earnings per share - basic and diluted shares:	11,486,011	11,486,011
Basic and diluted earnings per share	$(0.10)	$(0.10)